EXHIBIT 10.4

Nation Energy Inc.
1736 E. Charleston Boulevard
Suite 725
Las Vegas, NV 89104
U.S.A.

August 1, 2003

TO:  John Hislop
1589 Marpole Avenue
Vancouver, BC V6J 2R9

Dear John:

Re: Bridge Loan

This letter will serve to confirm our agreement wherein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you have agreed to loan $500,000 (the “Loan”) to Nation Energy Inc. (the “Company”) on the following terms and conditions:

1. The principal amount of the Loan, together with accrued interest, shall be due and payable on demand.

2. The Loan shall bear interest at 15% per annum and shall be payable quarterly in arrears.

3. The obligations of the Company will be evidenced by a promissory note in the form attached hereto.

Accepting that the above accurately details your understanding of our agreement in this regard could you please execute this letter where indicated and return same at your early convenience.

Yours truly,

Nation Energy Inc.

Per: “Donald A Sharpe”

Authorized Signatory

Acknowledged and agreed to this 1st day of August, 2003 by:

/s/ “John R Hislop”
_____________________
John Hislop

PROMISSORY NOTE

CDN$500,000.00	August 1, 2003

Nation Energy Inc.
1736 E. Charleston Boulevard
Suite 725
Las Vegas, NV 89104
U.S.A.

FOR VALUE RECEIVED, the undersigned promises to pay on DEMAND to the order of John Hislop (the “Lender”), of 1589 Marpole Avenue, Vancouver, BC V6J 2R9, the principal sum of FIVE HUNDRED THOUSAND ($500,000) DOLLARS in lawful currency of Canada, together with interest thereon at a rate of 15% per annum, payable quarterly in arrears calculated from the date hereof.

Until demand is made hereunder, the accrued interest will be repaid in quarterly instalments in the amount of Eighteen Thousand Seven Hundred and Fifty ($18,750.00) Dollars per instalment effective the 15th day of November, 2003 and in each and every quarter thereafter, until the whole of the said principal sum and accrued interest is paid.

This Promissory Note is being issued in accordance with and is subject to the terms of a letter agreement entered into between the undersigned and the Lender dated as of August 1st, 2003.

The undersigned, when not in default hereunder, will have the privilege of prepaying in whole or in part the said principal sum without notice or bonus.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

Nation Energy Inc. “ Donald A Sharpe” __________________________________________ Signature “ Donald A Sharpe, President” __________________________________________ Name of Signatory and Title